                                 EXHIBIT (4)(d)


                   SPECIMENS OF CERTIFICATED SECURITIES OF THE
                   REGISTRANT'S CORE GROWTH, GROWTH & INCOME,
               S&P 500 INDEX, SOCIAL AWARENESS, STRATEGIC INCOME,
                     STELLAR AND RELATIVE VALUE PORTFOLIOS.

Number                                                                  Shares
 000                               [Certificate]                        **100**


                            Ohio National Fund, Inc.
                Organized under the laws of the State of Maryland


This Certifies that __________________________________________ is the owner of
One Hundred fully paid and nonassessable common shares of the par value of $1.00 each of:

                            Ohio National Fund, Inc.
                              Core Growth Portfolio

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

Witness the seal of the corporation and the signatures of its duly authorized officers.


Dated: _______________________




s/Donald J. Zimmerman                            s/Ronald L. Benedict
____________________________                     ____________________________
             President                                          Secretary



certf 1

Number                                                                   Shares
 000                           [Certificate]                             **100**


                            Ohio National Fund, Inc.
                Organized under the laws of the State of Maryland


This Certifies that __________________________________________ is the owner of
One Hundred fully paid and nonassessable common shares of the par value of $1.00 each of:

                            Ohio National Fund, Inc.
                            Growth & Income Portfolio

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

Witness the seal of the corporation and the signatures of its duly authorized officers.


Dated: _______________________




s/Donald J. Zimmerman                              s/Ronald L. Benedict
____________________________                       ____________________________
                President                                          Secretary


certf 2

Number                                                                   Shares
 000                           [Certificate]                             **100**


                            Ohio National Fund, Inc.
                Organized under the laws of the State of Maryland


This Certifies that __________________________________________ is the owner of
One Hundred fully paid and nonassessable common shares of the par value of $1.00 each of:

                            Ohio National Fund, Inc.
                             S&P 500 Index Portfolio

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

Witness the seal of the corporation and the signatures of its duly authorized officers.


Dated: _______________________




s/Donald J. Zimmerman                              s/Ronald L. Benedict
____________________________                       ____________________________
                President                                          Secretary


certf 3

Number                                                                   Shares
 000                           [Certificate]                             **100**


                            Ohio National Fund, Inc.
                Organized under the laws of the State of Maryland


This Certifies that __________________________________________ is the owner of
One Hundred fully paid and nonassessable common shares of the par value of $1.00 each of:

                            Ohio National Fund, Inc.
                           Social Awareness Portfolio

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

Witness the seal of the corporation and the signatures of its duly authorized officers.


Dated: _______________________







s/Donald J. Zimmerman                              s/Ronald L. Benedict
____________________________                       ____________________________
                President                                          Secretary


certf 4

Number                                                                   Shares
 000                           [Certificate]                             **100**


                            Ohio National Fund, Inc.
                Organized under the laws of the State of Maryland


This Certifies that __________________________________________ is the owner of
One Hundred fully paid and nonassessable common shares of the par value of $1.00 each of:

                            Ohio National Fund, Inc.
                           Strategic Income Portfolio

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

Witness the seal of the corporation and the signatures of its duly authorized officers.


Dated: _______________________



s/Donald J. Zimmerman                              s/Ronald L. Benedict
____________________________                       ____________________________
                President                                          Secretary


certf 5

Number                                                                   Shares
 000                           [Certificate]                             **100**


                            Ohio National Fund, Inc.
                Organized under the laws of the State of Maryland


This Certifies that __________________________________________ is the owner of
One Hundred fully paid and nonassessable common shares of the par value of $1.00 each of:

                            Ohio National Fund, Inc.
                                Stellar Portfolio

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

Witness the seal of the corporation and the signatures of its duly authorized officers.


Dated: _______________________



s/Donald J. Zimmerman                              s/Ronald L. Benedict
____________________________                       ____________________________
                President                                          Secretary


certf 6

Number                                                                   Shares
 000                           [Certificate]                             **100**


                            Ohio National Fund, Inc.
                Organized under the laws of the State of Maryland


This Certifies that __________________________________________ is the owner of
One Hundred fully paid and nonassessable common shares of the par value of $1.00 each of:

                            Ohio National Fund, Inc.
                            Relative Value Portfolio

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed.

Witness the seal of the corporation and the signatures of its duly authorized officers.


Dated: _______________________



s/Donald J. Zimmerman                              s/Ronald L. Benedict
____________________________                       ____________________________
                President                                          Secretary


certf 7